UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-04722

                             FMI Mutual Funds, Inc.
                             ----------------------

               (Exact name of registrant as specified in charter)

                           100 East Wisconsin Avenue
                                   Suite 2200
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                           100 East Wisconsin Avenue
                                   Suite 2200
                              Milwaukee, WI  53202
                              --------------------
                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              (Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2005

                              FMI Provident Trust
                                 Strategy Fund

                             A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund
                                                                October 19, 2005
Dear Fellow Shareholders:

  The FMI Provident Trust Strategy Fund performed well in this year's third quarter, and also in the first nine months of calendar 2005. For the nine months ended September 30, 2005, the Fund was up 11.33% versus the Standard & Poor's 500 return of 2.77%. The economic and stock market landscape clearly has some clouds on the horizon, with the Federal Reserve on a clear course of raising interest rates, recently, for the eleventh time. Inflation, with the significant rise in energy prices, is on an upward swing, and overall corporate profitability growth rates are slowing somewhat after a period of very strong earnings gains for corporate America. The consumer is financially extended, continuing to use consumer debt and home equity financing to support consumption.

  The stock market, in general, seems fairly valued, but more importantly, the portfolio of very high-quality and financially strong companies that Scott and his team have put together appears very attractively priced against this backdrop. As Scott details in his letter, the high-quality persistent growth companies such as those in your portfolio sell at historically attractive levels.

  As always, we at the FMI Provident Trust Strategy Fund appreciate the trust and confidence that you have shown through your ownership of the Fund, and we will continue to work diligently to justify the confidence you have placed in us.

Sincerely,

/s/Ted D. Kellner
Ted D. Kellner, CFA
President

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

                                                                October 10, 2005
Dear Shareholder,

  FMI Provident Trust Strategy Fund gained 3.49% for the three months ended September 30, 2005, underperforming the S&P 500's 3.61% gain. Our performance was hindered by weak returns from Dell Inc. and Pentair, Inc., along with our elevated cash position (14% of Fund assets vs. 11% at June 30, 2005).

  The American economy has expanded 75 out of the last 80 calendar quarters, a remarkable record of persistent growth. While we recognize the possibility for a "hard landing" or recession, we remain on the side of history which suggests moderate economic expansion of 1-3% Real GDP into 2006. Cash, an asset we utilize to dampen portfolio volatility, is temporarily rising in the portfolio based on our expectation of poor hurricane-related economic and earnings releases through the December quarter. Trend shifts which would alter our optimistic 2006 outlook are: declining consumer confidence, an inverted yield curve and trade protectionism.

  Stock market investment sentiment and cash flow trends remain poor, resulting in a relatively low valuation. With bond and money market PE's of 25x, the reciprocal of a 4% yield, stocks at 17x forward earnings, are as undervalued today as they were overvalued in 2000. We continue to favor persistent growth companies (Medtronic, Inc. and Walgreen Co.), along with industrial cyclicals (Fastenal Co. and Jacobs Engineering Group Inc.).

  We attempt to flexibly allocate the FMI Provident Trust Strategy Fund based on changes in our economic and financial outlook. As an example, housing related stocks today make up less than 5% of the portfolio vs. almost 20% twelve months ago.

Best regards,

/s/J. Scott Harkness
J. Scott Harkness, CFA
Portfolio Manager

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
September 30, 2005

  FMI Provident Trust Strategy Fund's third quarter 2005 underperformance was due to our elevated cash position and weak returns from Dell Inc. and Pentair, Inc. We are optimistic about the Fund's forward return potential based on our expectations for relatively robust portfolio company results. For the quarter, Express Scripts, Inc., Apache Corp., and Chicago Mercantile Exchange Holdings Inc. were contributors to performance.

  Significant portfolio purchases include: Dell Inc. and Pentair, Inc. We sold/reduced: Ameritrade Holding Corp., Lowe's Companies, Inc., and Toll Brothers, Inc.

                      FMI Provident Trust       Standard & Poor's
      Date            Strategy Fund*<F1>      500 Stock Index**<F2>
      ----            ------------------      ---------------------
     6/30/95                $10,000                  $10,000
     6/30/96                $12,540                  $12,610
     6/30/97                $16,064                  $16,986
     6/30/98                $21,413                  $22,132
     6/30/99                $26,060                  $27,156
   6/30/2000                $31,480                  $29,112
   6/30/2001                $22,977                  $24,794
   6/30/2002                $19,375                  $20,334
   6/30/2003                $18,900                  $20,386
   6/30/2004                $23,764                  $24,282
   6/30/2005                $27,794                  $25,817
   9/30/2005                $28,762                  $26,749

                          AVERAGE ANNUAL TOTAL RETURN

               1-Year                5-Year                  10-Year
               ------                ------                  -------
              +20.02%                -0.33%                  +10.38%

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*<F1> For the 1996-2000 fiscal years, Resource Capital Advisers, Inc. was the Fund's investment adviser. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser.

          For the 1996-2001 fiscal years and through January 31, 2002, the portfolio manager for the Fund was Palm Beach Investment Advisers, LLC. From February 1, 2002 through September 8, 2002, Fiduciary Management, Inc. was the Fund's portfolio manager and beginning September 9, 2002, Provident Trust Company became the Fund's portfolio manager.

**<F2> The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

COST DISCUSSION

As a shareholder of the FMIProvident Trust Strategy Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.
                             SECTOR ALLOCATION
          Retail Trade                                 14.7%
          Health Technology                            10.8%
          Producer Manufacturing                        9.4%
          Health Services                               8.7%
          Energy Minerals                               7.5%
          Finance                                       7.5%
          Technology Services                           7.1%
          Electronic Technology                         6.8%
          Commercial Services                           4.6%
          Industrial Services                           4.0%
          Transportation                                3.5%
          Consumer Durables                             1.7%
          Cash & Cash Equivalents                      13.7%

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.




                                         Beginning Account            Ending Account                Expenses Paid During
                                           Value 4/01/05               Value 9/30/05            Period*<F3> 4/01/05-9/30/05
                                           -------------               -------------            ---------------------------
FMI Provident Trust Strategy Fund            $1,000.00                   $1,106.50                         $5.76
Hypothetical (5% return before expenses)     $1,000.00                   $1,019.60                         $5.52


*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2005 and September 30, 2005).

STATEMENT OF NET ASSETS
September 30, 2005

   SHARES                                           COST              VALUE
   ------                                           ----              -----

COMMON STOCKS -- 86.3% (A)<F5>

COMMERCIAL SERVICES SECTOR -- 4.6%
----------------------------------
            PERSONNEL SERVICES -- 4.6%
    24,000  Manpower Inc.                        $ 1,075,781      $ 1,065,360

CONSUMER DURABLES SECTOR -- 1.7%
--------------------------------
            HOMEBUILDING -- 1.7%
     9,000  Toll Brothers, Inc.*<F4>                 108,409          402,030

ELECTRONIC TECHNOLOGY SECTOR -- 6.8%
------------------------------------
            COMPUTER PROCESSING HARDWARE -- 6.8%
    46,000  Dell Inc.*<F4>                         1,775,602        1,573,200

ENERGY MINERALS SECTOR -- 7.5%
------------------------------
            OIL & GAS PRODUCTION -- 7.5%
    23,000  Apache Corp.                           1,340,245        1,730,060

FINANCE SECTOR -- 7.5%
----------------------
            INVESTMENT BANKS/BROKERS -- 4.7%
     3,200  Chicago Mercantile
              Exchange Holdings Inc.                 616,127        1,079,360
            INVESTMENT MANAGERS -- 2.8%
    10,000  T. Rowe Price Group Inc.                 491,919          653,000

HEALTH SERVICES SECTOR -- 8.7%
------------------------------
            HEALTH INDUSTRY SERVICES -- 5.1%
    19,000  Express Scripts, Inc.*<F4>               754,617        1,181,800
            HOSPITAL/NURSING MANAGEMENT -- 3.6%
    35,000  Health Management
              Associates, Inc.                       757,182          821,450

HEALTH TECHNOLOGY SECTOR -- 10.8%
---------------------------------
            MEDICAL SPECIALTIES -- 10.8%
    45,700  Biomet, Inc.                           1,784,649        1,586,247
    17,000  Medtronic, Inc.                          854,537          911,540
                                                 -----------      -----------
                                                   2,639,186        2,497,787
INDUSTRIAL SERVICES SECTOR -- 4.0%
----------------------------------
            ENGINEERING & CONSTRUCTION -- 4.0%
    13,800  Jacobs Engineering
              Group Inc.*<F4>                        543,917          930,120

PRODUCER MANUFACTURING SECTOR -- 9.4%
-------------------------------------
            INDUSTRIAL MACHINERY -- 4.3%
    12,000  Illinois Tool Works Inc.               1,048,638          987,960
            MISCELLANEOUS MANUFACTURING -- 5.1%
    32,400  Pentair, Inc.                          1,102,047        1,182,600

RETAIL TRADE SECTOR -- 14.7%
----------------------------
            DRUGSTORE CHAINS -- 3.8%
    20,000  Walgreen Co.                             732,854          869,000
            HOME IMPROVEMENT CHAINS -- 10.9%
    24,000  Fastenal Co.                           1,339,767        1,466,160
    16,400  Lowe's Companies, Inc.                   915,357        1,056,160
                                                 -----------      -----------
                                                   2,255,124        2,522,320
TECHNOLOGY SERVICES SECTOR -- 7.1%
----------------------------------
            DATA PROCESSING SERVICES -- 7.1%
    30,000  Affiliated Computer
              Services, Inc.*<F4>                  1,543,492        1,638,000

TRANSPORTATION SECTOR -- 3.5%
-----------------------------
            TRUCKING -- 3.5%
    40,000  Heartland Express, Inc.                  762,156          813,600
                                                 -----------      -----------
            Total common stocks                   17,547,296       19,947,647
SHORT-TERM INVESTMENTS -- 11.2% (A)<F5>
            VARIABLE RATE DEMAND NOTES -- 11.2%
 $ 348,947  American Family Financial
              Services, 3.44%                        348,947          348,947
 1,115,000  U.S. Bank, N.A., 3.59%                 1,115,000        1,115,000
 1,115,000  Wisconsin Corporate
              Central Credit
              Union, 3.51%                         1,115,000        1,115,000
                                                 -----------      -----------
            Total short-term investments           2,578,947        2,578,947
                                                 -----------      -----------
                Total investments                $20,126,243       22,526,594
                                                 -----------
                                                 -----------
            Cash and receivables, less
              liabilities -- 2.5% (A)<F5>                             573,720
                                                                  -----------
                NET ASSETS                                        $23,100,314
                                                                  -----------
                                                                  -----------
            Net Asset Value Per Share
            ($0.01 par value, 300,000,000
            shares authorized), offering
            and redemption price
            ($23,100,314 / 3,242,999
            shares outstanding)                                   $      7.12
                                                                  -----------
                                                                  -----------
          *<F4>     Non-income producing security.

          (A)<F5> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF OPERATIONS

For the Period from July 1, 2005 to September 30, 2005 and for the Year Ended June 30, 2005

                                               SEPTEMBER 30,       JUNE 30,
                                                   2005              2005
                                               ------------        --------
INCOME:
  Dividends                                      $ 32,510          $   69,303
  Interest                                         19,299              40,399
                                                 --------          ----------
     Total income                                  51,809             109,702
                                                 --------          ----------

EXPENSES:
  Management fees                                  41,007              89,001
  Professional fees                                33,387              31,682
  Administrative services                          14,935              26,351
  Registration fees                                14,686              16,761
  Board of Directors fees                           3,006               7,821
  Transfer agent fees                               4,124              20,406
  Printing and postage expenses                     3,781               3,290
  Custodian fees                                    1,371               4,086
  Insurance expense                                    --              13,693
  Other expenses                                    2,861               3,288
                                                 --------          ----------
     Total expenses before reimbursement          119,158             216,379
  Less expenses reimbursed by adviser             (64,482)            (73,853)
                                                 --------          ----------
     Net expenses                                  54,676             142,526
                                                 --------          ----------
NET INVESTMENT LOSS                                (2,867)            (32,824)
                                                 --------          ----------
NET REALIZED GAIN ON INVESTMENTS                  772,670             972,661
CHANGE IN UNREALIZED APPRECIATION
  ON INVESTMENTS                                  (88,036)          1,202,596
                                                 --------          ----------
NET GAIN ON INVESTMENTS                           684,634           2,175,257
                                                 --------          ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                $681,767          $2,142,433
                                                 --------          ----------
                                                 --------          ----------

  The accompanying notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the Period from July 1, 2005 to September 30, 2005 and for the Years Ended June 30, 2005 and June 30, 2004


                                                                 SEPTEMBER 30,             JUNE 30,                JUNE 30,
                                                                     2005                    2005                    2004
                                                                 -------------             --------                --------
OPERATIONS:
     Net investment loss                                             $    (2,867)          $   (32,824)            $  (38,659)
     Net realized gain on investments                                    772,670               972,661                794,009
     Change in unrealized appreciation on investments                    (88,036)            1,202,596                786,403
                                                                     -----------           -----------             ----------
          Net increase in net assets resulting from operations           681,767             2,142,433              1,541,753
                                                                     -----------           -----------             ----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividend from net investment income ($0.00326 per share)                 --                    --                 (3,767)
     Distributions from net realized gains ($0.2316 and $0.49243 per
       share, respectively)                                             (665,312)             (686,434)                     --
                                                                     -----------           -----------             ----------
          Total distributions                                           (665,312)*<F6>        (686,434)*<F6>           (3,767)*<F6>
                                                                     -----------           -----------             ----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued (493,070, 1,494,440
       and 248,482 shares, respectively)                               3,534,633             9,881,374              1,515,998
     Net asset value of shares issued in distributions
       (88,054, 105,400 and 553 shares, respectively)                    638,394               659,146                  3,506
     Cost of shares redeemed (87,830, 99,059
       and 111,481 shares, respectively)                                (623,147)             (649,476)              (672,605)
                                                                     -----------           -----------             ----------
          Net increase in net assets derived from Fund
            share activities                                           3,549,880             9,891,044                846,899
                                                                     -----------           -----------             ----------
     TOTAL INCREASE                                                    3,566,335            11,347,043              2,384,885
NET ASSETS AT THE BEGINNING OF THE PERIOD                             19,533,979             8,186,936              5,802,051
                                                                     -----------           -----------             ----------
NET ASSETS AT THE END OF THE PERIOD (Includes accumulated
  net investment loss of $0, ($7,821) and $0, respectively)          $23,100,314           $19,533,979             $8,186,936
                                                                     -----------           -----------             ----------
                                                                     -----------           -----------             ----------

          *<F6>     See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)



                                                 FOR THE PERIOD FROM                    YEARS ENDED JUNE 30,
                                                   JULY 1, 2005 TO     ----------------------------------------------------
                                                 SEPTEMBER 30, 2005    2005        2004         2003        2002       2001
                                                 ------------------    ----        ----         ----        ----       ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 7.10        $ 6.56      $ 5.22       $ 6.04      $14.02      $23.59
Income from investment operations:
     Net investment (loss) income (a)<F7>                (0.00)*<F11>  (0.02)      (0.03)       (0.02)       0.06       (0.04)
     Net realized and unrealized
       gains (losses) on investments                      0.25          1.05        1.37        (0.14)(d)   (1.33)      (5.64)
                                                                                                      <F10>
                                                        ------        ------      ------       ------      ------      ------
Total from investment operations                          0.25          1.03        1.34        (0.16)      (1.27)      (5.68)
Less distributions:
     Dividends from net investment income                   --            --       (0.00)*<F11> (0.01)         --          --
     Distributions from net realized gains               (0.23)        (0.49)         --        (0.65)      (6.71)      (3.89)
                                                        ------        ------      ------       ------      ------      ------
Total from distributions                                 (0.23)        (0.49)      (0.00)*<F11> (0.66)      (6.71)      (3.89)
                                                        ------        ------      ------       ------      ------      ------
Net asset value, end of period                          $ 7.12        $ 7.10      $ 6.56       $ 5.22      $ 6.04      $14.02
                                                        ------        ------      ------       ------      ------      ------
                                                        ------        ------      ------       ------      ------      ------
TOTAL RETURN                                             3.49%**<F12> 16.96%      25.74%       (2.45%)    (15.68%)    (27.01%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                  23,100        19,534       8,187        5,802       1,765      12,265
Ratio of expenses (after reimbursement)
  to average net assets (b)<F8>                          1.00%***      1.20%       1.20%        1.21%       1.30%       1.30%
                                                              <F13>
Ratio of net investment (loss) income
  to average net assets (c)<F9>                         (0.05%)***    (0.28%)     (0.54%)      (0.54%)      0.65%      (0.12%)
                                                               <F13>
Portfolio turnover rate                                  8.26%        38.45%      48.76%       51.79%     161.67%     120.34%



(a)<F7> In 2005, 2004, 2003 and 2002, net investment (loss) income per share is calculated using average shares outstanding. In 2001, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(b)<F8> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period from July 1, 2005 to September 30, 2005, and for the years ended June 30, 2005, 2004, 2003, 2002 and
          2001, as follows: 2.18%***, 1.82%, 1.89%, 3.11%, 3.06% and 1.56%, respectively.

(c)<F9> If the Fund had paid all of its expenses, the ratios would have been, for the period from July 1, 2005 to September 30, 2005, and for the years ended June 30, 2005, 2004, 2003, 2002 and 2001, as follows:
          (1.23%)***, (0.90%), (1.23%), (2.44%), (1.11%) and (0.38%),
          respectively.

(d)<F10> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

*<F11>    Amount less than $0.005 per share.

**<F12>   Not Annualized.

***<F13>  Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
       The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of one non-diversified fund - FMI Provident Trust Strategy Fund (the "Fund"). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

       The investment objective of the Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --
          The Fund has entered into a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and a director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund pays 0.75% on the first $30,000,000 of the daily net assets and 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.

          The Adviser entered into a sub-advisory agreement with Provident Trust Company ("PTC") to assist it in the day-to-day management of the Fund. PTC determines which securities will be purchased, retained or sold for the Fund. The Adviser pays PTC a fee equal to 0.60% up to $30,000,000 and 0.50% of the daily net assets over $30,000,000.

          FMI is contractually obligated to reimburse the Fund for expenses over 2.00% of the daily net assets of the Fund. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.0% of the Fund's first $20,000,000 in average daily net assets. The reimbursement increases at specified break points as assets increase. These reimbursements amounted to $64,482 for the period from July 1, 2005 to September 30, 2005 and $73,853 for the fiscal year ended June 30, 2005.

          The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of the Fund, 0.1% on the daily net assets of the Fund on the next $20,000,000 and 0.05% on the daily net assets of the Fund over $45,000,000, subject to a fiscal year minimum of twenty thousand dollars.

          The Fund has entered into a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund's daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the period from July 1, 2005 to September 30, 2005, no such expenses were incurred.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

     The Fund changed its fiscal year from June 30 to September 30.

(3)  DISTRIBUTIONS TO SHAREHOLDERS --
          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. The Board of Directors has approved a distribution of net realized gains on December 28, 2005 to shareholders of record on December 27, 2005. The distributions, which are subject to change, are expected to be $348,489 from net short-term realized gains and $412,670 from net long-term realized gains. The distributions will be paid on December 29, 2005.

(4)  INVESTMENT TRANSACTIONS --
          For the period from July 1, 2005 to September 30, 2005, purchases and proceeds of sales of investment securities (excluding short-term securities) were $3,421,364 and $1,577,943, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --
          As of September 30, 2005, liabilities of the Fund included the following:
     Payable for shareholder redemptions                            $29,437
     Payable to FMI for management fees and administrative fees      17,838
     Other liabilities                                                1,037

(6)  SOURCES OF NET ASSETS --
          As of September 30, 2005 the sources of net assets were as follows:

     Fund shares issued and outstanding                         $19,938,806
     Net unrealized appreciation on investments                   2,400,351
     Undistributed net realized gains on investments                761,157
                                                                -----------
                                                                $23,100,314
                                                                -----------
                                                                -----------

(7)  INCOME TAX INFORMATION --
   The following information for the Fund is presented on an income tax basis as of September 30, 2005:


                                    GROSS                GROSS            NET UNREALIZED       DISTRIBUTABLE     DISTRIBUTABLE
                COST OF           UNREALIZED           UNREALIZED          APPRECIATION          ORDINARY          LONG-TERM
              INVESTMENTS        APPRECIATION         DEPRECIATION        ON INVESTMENTS          INCOME         CAPITAL GAINS
              -----------        ------------         ------------        --------------          ------         -------------
              $20,126,243         $2,961,532            $561,181            $2,400,351           $348,489           $412,670


   The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

   The tax components of dividends paid during the period from July 1, 2005 to September 30, 2005 and during the years ended June 30, 2005 and June 30, 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:



                JULY 1, 2005 TO SEPTEMBER 30, 2005                      JUNE 30, 2005                   JUNE 30, 2004
   --------------------------------------------------------     -----------------------------    --------------------------
      ORDINARY       LONG-TERM   NET CAPITAL                      ORDINARY         LONG-TERM        ORDINARY       LONG-TERM
       INCOME      CAPITAL GAINS     LOSS       POST-OCTOBER       INCOME        CAPITAL GAINS       INCOME      CAPITAL GAINS
   DISTRIBUTIONS   DISTRIBUTIONS  CARRYOVERS       LOSSES       DISTRIBUTIONS    DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
   -------------   -------------  ----------       ------       -------------    -------------   -------------   -------------
     $      --       $665,312     $      --      $      --         $49,207          $637,227         $3,764            $3


   Since there were no ordinary distributions paid for the period July 1, 2005 to September 30, 2005, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Provident Trust Strategy Fund

  In our opinion, the accompanying statement of net assets of FMI Provident Trust Strategy Fund (a series of FMI Mutual Funds, Inc.) (the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Provident Trust Strategy Fund at September 30, 2005, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 28, 2005

ADVISORY AGREEMENT

  On September 8, 2005, the Board of Directors of the FMI Provident Trust Strategy Fund approved the continuation of the Fund's investment advisory agreement with Fiduciary Management, Inc. and its sub-advisory agreement with Provident Trust Company. Prior to approving the continuation of the agreements, the Board considered:

         o the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Provident Trust Company

         o  the investment performance of the Fund

         o the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. and Provident Trust Company from their relationship with the Fund

         o the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect these economies of scale

         o  the expense ratio of the Fund

         o the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

  In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Provident Trust Company, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. and Provident Trust Company to the Fund. In connection with the Board's review of the performance of the Fund, the Board considered the quality of portfolio management services provided by Provident Trust Company. The Board concluded that Fiduciary Management, Inc. and Provident Trust Company were providing essential services to the Fund. In particular, the Board concluded that Fiduciary Management, Inc. and Provident Trust Company were preparing reports to shareholders in addition to those required by law, and were providing services to the Fund that was in addition to the services investment advisers typically provided non-mutual fund clients.

  The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the agreements.

  In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that Fiduciary Management, Inc. was not realizing a profit from its relationship with the Fund because of the Fund's small size and the reimbursement being made by Fiduciary Management, Inc. The Directors also reviewed reports comparing the Fund's expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund's expense ratio were within the range of comparable mutual funds. The Directors noted that the expense cap would be lowered form 1.20% to 1.00%. The Directors also noted that the investment advisory fee did adjust if economies of scale were realized as the Fund grew, and considered that factor to be significant.

  Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Provident Trust Company was beneficial to the Fund and that Provident Trust Company was executing the Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

DIRECTORS AND OFFICERS


                                                                                                                OTHER
                                    TERM OF            PRINCIPAL                                  # OF FUNDS    DIRECTORSHIPS
                         POSITION   OFFICE AND         OCCUPATION (S)                             IN COMPLEX    HELD BY
NAME, AGE                HELD WITH  LENGTH OF          DURING PAST                                OVERSEEN      DIRECTOR
AND ADDRESS              THE FUND   TIME SERVED        FIVE YEARS                                 BY DIRECTOR   OR OFFICER
-----------              --------   -----------        ----------                                 -----------   ----------
NON-INTERESTED DIRECTORS
Barry K. Allen, 57       Director   Indefinite Term    Mr. Allen is Executive Vice President of        4        Harley-Davidson
1801 California St.                 since October      Qwest Communications International, Inc.,                Inc., FMI Funds,
Denver, CO 80202                    2001               (Denver, CO) a global communications                     Inc. and FMI Common
                                                       company, since September 2002.  From                     Stock Fund, Inc.
                                                       July 2000 to September 2002, Mr. Allen
                                                       was President of Allen Enterprises, LLC,
                                                       (Brookfield, WI) a private equity investments
                                                       management company he founded after
                                                       retiring from Ameritech (Chicago, IL) in
                                                       July 2000.

George D. Dalton, 77     Director   Indefinite Term    Mr. Dalton is Chairman and Chief                4        Clark Consulting
20825 Swenson Drive                 since October      Executive Officer of NOVO1 (f/k/a                        Inc., FMI Funds,
Waukesha, WI  53186                 2001               Call_Solutions.com, Inc.) (Waukesha, WI)                 Inc. and FMI Common
                                                       a privately held company specializing in                 Stock Fund, Inc.
                                                       teleservices call centers since January 2000.
Gordon H.
  Gunnlaugsson, 61       Director   Indefinite Term    Mr. Gunnlaugsson retired from M&I               4        Renaissance
c/o Fiduciary                       since October      Corporation (Milwaukee, WI) . He was                     Learning Systems,
  Management, Inc.                  2001               employed by M&I Corporation from June 1,                 Inc., FMI Funds,
100 E. Wisconsin Ave.                                  1970 to December 31, 2000 where he most                  Inc. and FMI Common
Milwaukee, WI 53202                                    recently held the positions of Executive                 Stock Fund, Inc.
                                                       Vice-President and Chief Financial Officer.

Paul S. Shain, 42        Director   Indefinite Term    Mr. Shain is Chief Executive Officer            4        FMI Funds, Inc. and
5520 Research                       since October      of Berbee Information Networks                           FMICommon Stock
  Park Drive                        2001               (Madison, WI) a leading provider of                      Fund, Inc.
Madison, WI  53711                                     e-business development, infrastructure
                                                       integration and application hosting services,
                                                       and has been employed by such firm in
                                                       various capacities since January 2000.
INTERESTED DIRECTOR
Donald S.                Director   Indefinite Term    Mr. Wilson is Vice Chairman, Treasurer          2        FMI Common Stock
Wilson*<F14>,                       Since October      and Chief Compliance Officer of                          Fund, Inc.
62 c/o Fiduciary                    2001               Fiduciary Management, Inc. which he
Management, Inc.         Vice-      One Year Term      co-founded in 1980.
100 E. Wisconsin Ave.    President  Since October
Milwaukee, WI  53202     and        2001
                         Secretary
OTHER OFFICERS
Ted D. Kellner, 59       President  One Year Term      Mr. Kellner is Chairman of the Board and        N/A      Marshall & Ilsley
c/o Fiduciary            and        Since October      Chief Executive Officer of Fiduciary                     Corporation, FMI
  Management, Inc.       Treasurer  2001               Management, Inc. which he co-founded                     Funds, Inc. and FMI
100 E. Wisconsin Ave.                                  in 1980.                                                 Common Stock Fund,
Milwaukee, WI  53202                                                                                            Inc.

Patrick J. English, 44   Vice-      One Year Term      Mr. English is President of Fiduciary           N/A      FMI Funds, Inc. and
c/o Fiduciary            President  Since October      Management, Inc. and has been employed                   FMI Common Stock
  Management, Inc.                  2001               by the Adviser in various capacities since               Fund, Inc.
100 E. Wisconsin Ave.                                  December, 1986.
Milwaukee, WI 53202

Kathleen M. Lauters, 53  Chief      At Discretion      Ms. Lauters has been the Fund's Chief           N/A      None
c/o Fiduciary            Compliance of Board           Compliance Officer since September 2004.
  Management, Inc.       Officer    Since September    From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.               2004               Lauters was employed by Strong Capital
Milwaukee, WI 53202                                    Management, most recently as Senior
                                                       Compliance Analyst.

Camille F. Wildes, 53    Vice-      One Year Term      Ms. Wildes is a Vice-President of Fiduciary     N/A      None
c/o Fiduciary            President  Since October      Management, Inc. and has been employed
  Management, Inc.       and        2001               by the Adviser in various capacities since
100 E. Wisconsin Ave.    Assistant                     December, 1982.
Milwaukee, WI 53202      Treasurer

-------------
*<F14> Mr. Wilson is an interested director of the Fund because he is an officer of the Fund and the Adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund's website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                       FMI PROVIDENT TRUST STRATEGY FUND
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            PROVIDENT TRUST COMPANY

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMIProvident Trust Strategy Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents
                                           ----------------------------------
past performance; past performance does not guarantee future results. The
---------------------------------------------------------------------
investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is "independent" as such term is defined in Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$8,000 (September FY 2005), $9,650 (June FY 2005) and  $46,450 (FY 2004) are the
aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

$0 (September FY 2005), $24,650 (June FY 2005) and $0 (FY 2004) are the
aggregate fees billed in the last two fiscal years for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in the audit fees. The audit-related fees reported above consisted of fees for services related to fund mergers.

(c)    Tax Fees

$5,000 (September FY 2005), $37,700 (June FY 2005) and $22,550 (FY 2004) are the
aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax return preparation. The tax fees reported above for June fiscal 2005 consisted principally of fees for services provided to assist the registrant in obtaining a private letter ruling and for services associated with fund mergers. The tax fees reported above for September fiscal 2005 and fiscal 2004 consisted principally of fees for services related to the preparation of annual tax returns and services related to tax advice and tax consultation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
 MANAGEMENT INVESTMENT COMPANIES
--------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Mutual Funds, Inc. are periodically evaluated. As of October 7, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Mutual Funds, Inc. are periodically evaluated. There were no changes to FMI Mutual Funds' internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

ITEM 12. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By /s/Ted D. Kellner
        ---------------------------------------
         Ted D. Kellner, Principal Executive Officer


     Date  October 27, 2005
           -------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Mutual Funds, Inc.
     ----------------------
     Registrant


     By /s/Ted D. Kellner
        --------------------------
          Ted D. Kellner, Principal Financial Officer

     Date  October 27, 2005
           -------------------------------------------------